EXHIBIT (a)(1)(B)

LETTER OF TRANSMITTAL
To Tender Shares of the
Common Stock
of
TRACK DATA CORPORATION
Pursuant to the Offer to Purchase
Dated August 17, 2005

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
NEW YORK CITY TIME, ON SEPTEMBER 16, 2005, UNLESS THE OFFER IS EXTENDED.

The Depositary for the Offer is:

American Stock Transfer and Trust Company

By Mail or Overnight Courier:	By Facsimile Transmission (for eligible institutions only):	By Hand:
American Stock Transfer & Trust Company Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department (718) 234-5001	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane Plaza Level New York, NY 10038

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO AMERICAN STOCK TRANSFER AND TRUST COMPANY (THE åDEPOSITARYæ). DELIVERIES TO TRACK DATA CORPORATION WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED THEREFOR BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED, AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

THE INSTRUCTIONS CONTAINED WITHIN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Holder(s) (Please fill in exactly as name(s) appear(s) on Certificate(s))	Shares Tendered (Attach Additional Signed List If Necessary)
		Total Number of Shares	Number of
	Certificate	Represented by	Shares
	Number(s) (1)	Certificate(s) (1)	Tendered (2)

Total Shares
Indicate in this box the order (by certificate number) in which Shares are to be purchased in event of proration. (3)
Attach additional signed list if necessary. See Instruction 11.
1st:             2nd:             3rd:             4th:             5th:

(1) Need not be completed by stockholders who deliver Shares by book-entry transfer.
(2) Unless otherwise indicated, all Shares represented by certificates delivered to the Depositary will be deemed to have been tendered. See Instruction 4.
(3) If you do not designate an order, in the event less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

This Letter of Transmittal is to be used if (1) certificates for the shares you desire to tender are to be forwarded herewith, (2) you intend to deliver a certificate for such shares under a notice of guaranteed delivery previously sent to the Depositary, or (3) unless an åagent’s messageæ (as defined in Section 3 of the Offer to Purchase) is utilized, delivery of shares is to be made by book-entry transfer to an account maintained by the Depositary at the åbook-entry transfer facilityæ pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

Stockholders who desire to tender shares under the tender offer and whose certificates for shares are not immediately available, or who cannot complete the procedure for book-entry transfer on a timely basis, or who cannot deliver all other required documents to the Depositary prior to the åexpiration dateæ (as defined in Section 1 of the Offer to Purchase), must tender their shares according to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase in order to participate in the tender offer. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

TENDER OF SHARES

☐CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:    ____________________________________________

Account Number:               ____________________________________________________

Transaction Code Number: ___________________________________________________

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s): __________________________________________________________

Window Ticket # (if any): ________________________________________________________________

Date of Execution of Notice of Guaranteed Delivery: ________________________________________

Name of Eligible Institution that Guaranteed Delivery: ______________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

CONDITIONAL TENDER
(SEE INSTRUCTION 10)

A tendering stockholder may condition his or her tender of shares upon Track Data purchasing a specified minimum number of the shares tendered, all as described in Section 6 of the Offer to Purchase. Unless at least the minimum number of shares you indicate below is purchased by Track Data pursuant to the terms of the tender offer, none of the shares tendered will be purchased. It is the tendering stockholder’s responsibility to calculate that minimum number of shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been checked and a minimum specified, your tender will be deemed unconditional.

  ☐ The minimum number of shares that must be purchased, if any are purchased, is:___________ shares.

 If, because of proration, the minimum number of shares designated will not be purchased, Track Data may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, the tendering stockholder must have tendered all of his or her shares and checked the box below:

  ☐ The tendered shares represent all shares held by the undersigned.

PLEASE READ THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to Track Data Corporation, a Delaware corporation (the åPurchaseræ), the above-described shares of common stock, par value $.01 per share (the åSharesæ) of the Purchaser pursuant to the Purchaser’s offer to purchase all issued and outstanding Shares, at a purchase price of $3.00 per Share, net to the seller in cash, without interest (the åOffer Price’’), upon the terms and subject to the conditions set forth in the Offer to Purchase dated August 17, 2005, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together with any amendments or supplements thereto or hereto, collectively constitute the "Offer").

Upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms of any such extension or amendment), and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and orders the registration of all such shares if tendered by book-entry transfer that are purchased pursuant to the Offer or upon the order of the Purchaser, irrevocably constitutes and appoints American Stock Transfer & Trust Company (the åDepositaryæ) as the undersigned’s true and lawful agent and attorney-in-fact with respect to such Shares, with full knowledge that the Depositary also acts as the agent for the Purchaser, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares or transfer ownership of such Shares on the account books maintained by the book-entry transfer facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Purchaser, upon receipt by the Depositary, as the undersigned’s agent, of the purchase price with respect to such Shares, (ii) present certificates for such Shares for transfer and cancellation on the books of the Purchaser, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby covenants, represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby, (ii) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to such Shares, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claims, (iii) the undersigned has a net long position in the Shares or equivalent securities at least equal to the number of Shares being tendered within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the åExchange Actæ), and is tendering the Shares in compliance with Rule 14e-4 under the Exchange Act, and (iv) the undersigned has read and agrees to all of the terms of the Offer. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

    All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of the Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer (and if the Offer is extended or amended, the terms or conditions of any such extension or amendment). The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, the Purchaser may not be required to accept for payment any of the Shares tendered hereby. The undersigned acknowledges that under no circumstances will the Purchaser pay interest on the purchase price.

    The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Purchaser may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may accept for payment fewer than all of the Shares tendered. Without limiting the foregoing, if the price to be paid in the Offer is amended (as defined in the Offer to Purchase), the price to be paid to the undersigned will be the amended price notwithstanding the fact that a different price is stated in this Letter of Transmittal.

    Unless otherwise indicated under åSpecial Payment Instructions,æ please issue the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing above under åDescription of Shares Tendered.æ Similarly, unless otherwise indicated under åSpecial Delivery Instructions,æ please mail the check for the purchase price of all of the Shares purchased and, if appropriate, return any certificates for the Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing above under åDescription of Shares Tendered.æ If the boxes entitled åSpecial Payment Instructionsæ and åSpecial Delivery Instructionsæ are both completed, please issue the check for the purchase price of all Shares purchased and, if appropriate, return any certificates evidencing Shares not tendered or not accepted for payment (and any accompanying documents, as appropriate) in the name(s) of, and deliver such check and, if appropriate, return any such certificates (and any accompanying documents, as appropriate) to, the person(s) so indicated.

Unless otherwise indicated herein in the box entitled åSpecial Payment Instructions,æ please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility. The undersigned recognizes that the Purchaser has no obligation, pursuant to the åSpecial Payment Instructions,æ to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered. The undersigned understands that certificate(s) for any Shares not tendered or not purchased will be returned to the undersigned at the address indicated below.

☐  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED AND SEE INSTRUCTION 12.

Number of Shares represented by the lost or destroyed certificates:

SPECIAL PAYMENT INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share certificates not tendered or accepted for payment are to be issued in the name of someone other than the undersigned:

    Check one or both boxes as appropriate.
Issue:	☐	Check to:
	☐	Certificate(s) to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(Also complete Substitute Form W-9 below)

Check and complete, if applicable:
☐ Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number:

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1, 5, 6 AND 7)

To be completed ONLY if the check for the purchase price of Shares accepted for payment and/or Share certificates not tendered or accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered".

    Check one or both boxes as appropriate.
Issue:	☐	Check to:
	☐	Certificate(s) to:

Name:
(Please Print)
Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
(Also complete Substitute Form W-9 below)

IMPORTANT
STOCKHOLDER: SIGN HERE
(Please Complete Substitute Form W-9 Included Herein)

____________________________________________________________________________

____________________________________________________________________________
Signature(s) of Stockholder(s)

Dated: _______________, 2005

Name(s):____________________________________________________________________________________
                            (Please Print)

Capacity (full title):____________________________________________________________ ________________

Address:____________________________________________________________________________________
                            (Include Zip Code)

Area Code and Telephone No.: ___________________________________________________________________

Taxpayer Identification or Social Security No.:____________________________________________  ___________
                                    (See Substitute Form W-9)

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)
(If Required -- See Instructions 1 and 5)

Authorized Signature: ___________________________________________________________________________

Name(s):_____________________________________________________________________________________
                                (Please Print)

Capacity (full title): _____________________________________________________________________________

Name of Firm:__________________________________________________________________________________

Address:___________________________________________________________________ __________________
                                (Include Zip Code)

Area Code and Telephone No.: ____________________________________________________________________

Dated: _______________, 2005

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the book-entry transfer facility’s systems whose name(s) appear(s) on a security position listing as the owner(s) of the Shares) of Shares tendered herewith, and such registered holder(s) have not completed either the box entitled åSpecial Payment Instructionsæ or the box entitled åSpecial Delivery Instructionsæ in this Letter of Transmittal or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program or by any other åeligible guarantor institution,æ as such term is defined in Rule 17Ad-15 under the Exchange Act (each, an åEligible Institutionæ). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders if (a) certificates are to be forwarded herewith, (b) certificates will be delivered under a notice of guaranteed delivery previously sent to the Depositary, or (c) unless an åagent’s messageæ (as defined in the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates evidencing physically tendered Shares, or timely confirmation of a book-entry transfer of Shares (a åBook-Entry Confirmationæ) into the Depositary’s account at the book-entry transfer facility of Shares tendered electronically, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an agent’s message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the expiration date (as defined in Section 1 of the Offer to Purchase). Stockholders whose certificates are not immediately available, or who cannot complete the procedure for delivery by book-entry transfer on a timely basis or who cannot deliver all other required documents to the Depositary prior to the expiration date, may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the expiration date and (iii) the certificates (or a Book-Entry Confirmation) evidencing all tendered Shares, in proper form for transfer, in each case together with this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an agent’s message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three trading days after the date of receipt of such Notice of the Guaranteed Delivery by the Depositary. If certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

The method of delivery of this Letter of Transmittal, share certificates and all other required documents, including delivery through the book-entry transfer facility, is at the option and the risk of the tendering stockholder and the delivery will be deemed made only when actually received by the Depositary (including, in the case of book-entry transfer, by book-entry confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

No fractional shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a manually signed facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

3. Inadequate Space. If the space provided in the box captioned åDescription of Shares Tenderedæ is inadequate, the Share certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

4. Partial Tenders and Unpurchased Shares. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate are to be tendered, fill in the number of Shares that are to be tendered in the box entitled åNumber of Shares Tendered.æ In this case, if any tendered shares are purchased, new certificates for the remainder of the shares that were evidenced by your old certificates will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the expiration date. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements.

a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

b) If any of the Shares tendered hereby are held of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

c) If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.

d) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted.

e) If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made or certificate(s) not tendered or not accepted for payment are to be issued in the name of any person(s) other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

f) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed and transmitted hereby, or if payment is to be made or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s) thereof, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s). Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

6.  Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, the Purchaser or any successor entity thereto will pay all stock transfer taxes with respect to the transfer and sale of any Shares to it or its order pursuant to the Offer. If, however, (a) payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or not accepted for payment are to be registered in the name of, any person(s) other than the registered holder(s), or (b) tendered certificate(s) are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person(s)) payable on account of the transfer to such other person(s) will be deducted from the purchase price of such Shares purchased unless evidence satisfactory to the Purchaser of the payment of such taxes, or exemption therefrom, is submitted.

Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) evidencing the Shares tendered hereby.

    7.  Special Payment and Delivery Instructions.If a check is to be issued in the name of, and, if appropriate, certificates for Shares not tendered or not accepted for payment are to be issued or returned to, any person(s) other than the signer of this Letter of Transmittal or if a check and, if appropriate, such certificates are to be returned to any person(s) other than the person(s) signing this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the boxes captioned åSpecial Payment Instructionsæ and/or åSpecial Delivery Instructions,æ as applicable, on this Letter of Transmittal must be completed.

8. Substitute Form W-9.To avoid backup withholding, a tendering stockholder is required to provide the Depositary with a correct taxpayer identification number (åTINæ) on Substitute Form W-9, which is provided under åImportant Tax Informationæ below, and to certify, under penalties of perjury, that such number is correct, that such stockholder is not subject to backup withholding of federal income tax and that such stockholder is a U.S. person (as defined for U.S. federal income tax purposes). If a tendering stockholder has been notified by the Internal Revenue Service (åIRSæ) that such stockholder is subject to backup withholding, such stockholder must cross out item (2) of the Certification box of the Substitute Form W-9 unless such stockholder has since been notified by the IRS that such stockholder is no longer subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering stockholder to a penalty imposed by the Internal Revenue Service and backup withholding on the payment of the purchase price of all Shares purchased from such stockholder. If the tendering stockholder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such stockholder should write åApplied Foræ in the space provided for the TIN in Part I of the Substitute Form W-9 and sign and date the Substitute Form W-9, including the Certificate of Awaiting Taxpayer Identification Number at the bottom of the form. If åApplied Foræ is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion of all payments of the purchase price to such stockholder until a TIN is provided to the Depositary.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) may not be subject to backup withholding. Foreign stockholders should submit an appropriate and properly completed IRS Form W-8, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. See the enclosed åGuidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9æ for more instructions.

9. Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery, IRS Form W-8 and the åGuidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9æ may be directed to American Stock Transfer and Trust Company at the address and phone numbers set forth below, or from brokers, dealers, commercial banks or trust companies.

10. Conditional Tenders. As described in Sections 1 and 6 of the Offer to Purchase, stockholders may condition their tenders on the Purchaser purchasing all of their Shares, or specify a minimum number of Shares that the Purchaser must purchase for the tender of any of their Shares to be effective. Stockholders wishing to make a conditional tender must indicate this choice in the box entitled åConditional Tenderæ in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery; and must calculate and appropriately indicate, in the space provided, the minimum number of Shares that the Purchaser must purchase if the Purchaser purchases any Shares.

  As discussed in Sections 1 and 6 of the Offer to Purchase, proration may affect whether the Purchaser accepts conditional tenders. Proration may result in all of the Shares tendered pursuant to a conditional tender being deemed to have been withdrawn, if the Purchaser could not purchase the minimum number of Shares required to be purchased by the tendering stockholder due to proration. If, because of proration, the Purchaser will not purchase the minimum number of Shares that you designate, the Purchaser may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all of your Shares and must have checked the box so indicating. Upon selection by random lot, if any, the Purchaser will limit its purchase in each case to the designated minimum number of Shares.

All tendered Shares will be deemed unconditionally tendered unless the åConditional Tenderæ box is checked and appropriately completed. When deciding whether to tender Shares conditionally, each stockholder is urged to consult his or her own tax advisor.

11. Order of Purchase in the Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may specify the order in which their shares are to be purchased in the event that, as a result of proration or otherwise, Track Data purchases some but not all of the tendered shares pursuant to the terms of the tender offer. The order of purchase may have an effect on the federal income tax treatment of any gain or loss on the shares that Track Data purchases. See Sections 1, 6, and 14 of the Offer to Purchase.

12. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify American Stock Transfer and Trust Company, in its capacity as transfer agent for the Shares (telephone number: toll free (800) 937-5449 or (718) 921-8200) ask for Shareholder Services Unit. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

13. Irregularities.The Purchaser will determine in its sole discretion all questions as to the number of Shares to accept, and the validity, eligibility (including time of receipt), and acceptance for payment of any tender of Shares. Any such determinations will be final and binding on all parties. The Purchaser reserves the absolute right to reject any or all tenders of Shares it determines not be in proper form or the acceptance of which or payment for which may, in the opinion of the Purchaser, be unlawful. The Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any particular Shares, and the Purchaser’s interpretation of the terms of the tender offer, including these instructions, will be final and binding on all parties. No tender of Shares will be deemed to be properly made until all defects and irregularities have been cured or waived. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as the Purchaser shall determine. None of the Purchaser, the Depositary, or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any such notice.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF) TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

Under federal income tax law, a stockholder who is a U.S. person (as defined for U.S. federal income tax purposes) surrendering Shares must, unless an exemption applies, provide the Depositary (as payer) with the stockholder’s correct TIN on IRS Form W-9 or on the Substitute Form W-9 included in this Letter of Transmittal. If the stockholder is an individual, the stockholder’s TIN is such stockholder’s social security number. If the correct TIN is not provided, the stockholder may be subject to a $50 penalty imposed by the IRS and payments of cash to the stockholder (or other payee) pursuant to the Offer may be subject to backup withholding of 28%.

Certain stockholders (including, among others, corporations and certain foreign individuals and entities) may not be subject to backup withholding and reporting requirements. In order for an exempt foreign stockholder to avoid backup withholding, such person should complete, sign and submit an appropriate Form W-8, signed under penalties of perjury, attesting to his or her exempt status. A Form W- 8 can be obtained from the Depositary. Such stockholders should consult a tax advisor to determine which Form W-8 is appropriate. Exempt stockholders other than foreign stockholders should furnish their TIN, write åExemptæ in Part II of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Depositary in order to avoid erroneous backup withholding. See the enclosed åGuidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9æ for additional instructions.

If backup withholding applies, the Depositary is required to withhold and pay over to the IRS a portion of any payment made to a stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of the stockholder’s correct TIN by completing the Substitute Form W-9 included in this Letter of Transmittal certifying (1) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), (2) that the stockholder is not subject to backup withholding because (a) the stockholder is exempt from backup withholding, (b) the stockholder has not been notified by the IRS that the stockholder is subject to backup withholding as a result of a failure to report all interest and dividends or (c) the IRS has notified the stockholder that the stockholder is no longer subject to backup withholding, and (3) that the stockholder is a U.S. person (as defined for U.S. federal income tax purposes).

What Number to Give the Depositary

The tendering stockholder is required to give the Depositary the TIN (generally the social security number or employer identification number) of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed åGuidelines for Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9æ for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he, she or it should write åApplied Foræ in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number, which appears in a separate box below the Substitute Form W-9. If åApplied Foræ is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold a portion of all payments of the purchase price until a TIN is provided to the Depositary. If the Depositary is provided with an incorrect TIN in connection with such payments, the stockholder may be subject to a $50.00 penalty imposed by the IRS.

PAYOR’S NAME: AMERICAN STOCK TRANSFER & TRUST COMPANY

SUBSTITUTE	Please fill in your name and address below.
W-9
Department of	Name
Treasury,
Internal Revenue Service	Address (number and street)

Payer’s Request for
Taxpayer Identification	City, State and Zip Code
Number (TIN)

Part I: Taxpayer Identification Number - - For all accounts, enter Taxpayer Identification		Social Security
Number in the box at right. (For most individuals this is your social security number.) If you do not have a social		Number(s)
security number, see Obtaining a Number in the enclosed Guidelines for		OR
Certification of Taxpayer Identification Number (TIN) on Substitute Form W-9 (“Guidelines”)
Certify by signing and dating below		Employer Identification
Note: If the account is in more than one name, check the enclosed Guidelines to determine which		Number(s)
number to give payer

Part II: For payees exempt from backup withholding, see the enclosed Guidelines and complete as
instructed therein		(if “Exempt”)

Part III: Certification - - Under penalties of perjury, I certify that:

(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
(2)
I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal  Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

(3)	I am a U.S. person (as defined for United States federal income tax purposes).

Certification Instructions — You must cross out item (2) in Part III above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature__________________________________________________Date__________ , 2005

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW
THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY
FOR) A TAXPAYER IDENTIFICATION NUMBER.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a portion of all reportable payments made to me thereafter will be withheld until I provide a taxpayer identification number.

SIGNATURE ____________________________________________DATE ____________________, 2005

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.— Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

Give the name and SOCIAL
SECURITY number
	For this type of account:	of —
1	An individual’s account	The individual
2	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4	(a) The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
5	(b) So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
	Sole proprietorship or single-owner LLC	The owner(3)

	For this type of account:	Give the name and EMPLOYER IDENTIFICATION number of —

6	A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(4)
7	Corporate or LLC electing corporate status on Form 8832	The corporation
8	Religious, charitable, or educational organization account	The organization
9	Partnership or multi-member LLC	The partnership
10	Association, club, or other tax-exempt organization	The organization
11	A broker or registered nominee	The broker or nominee
12	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security Number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)
You must show your individual name and you may also enter your business or “DBA” name on the second line. You may use your Social Security Number or Employer Identification Number. If you are a sole proprietor, the IRS encourages you to use your Social Security Number.

(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan or a custodial account under Section 403(b)(7).

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A middleman known in the investment community as a nominee or listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to non-resident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage interest paid to an individual.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPt" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments, other than interest, dividends, and patronage dividends, that are not subject to information reporting, are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice —Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number —If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding —If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information —Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT
YOUR TAX CONSULTANT OR THE
INTERNAL REVENUE SERVICE.

MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR SUCH STOCKHOLDER’S BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OF OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW.

The Depositary for the Offer is:

American Stock Transfer and Trust Company

By Mail or Overnight Courier:	By Facsimile Transmission (for eligible institutions only):	By Hand:
American Stock Transfer & Trust Company Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department (718) 234-5001	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane Plaza Level New York, NY 10038

Questions and requests for assistance or for additional copies of the Offer to Purchase, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to American Stock Transfer and Trust Company at its telephone numbers (877) 248-6417 (toll free) or (718) 921-8317, and will be furnished promptly at the Purchaser’s expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

August 17, 2005